UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  September 9, 2005
                                                       -------------------------

                          TL Administration Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-21003                                11-3317986
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   (Commission File Number)             (IRS Employer Identification No.)

           c/o Alix Partners
      9 West 57th Street, Suite 1640
              New York, NY                                 10019
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 490-2500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

           As previously disclosed, on September 4, 2003, TL Administration Corporation (f/k/a Twinlab Corporation) (the "Registrant"), TL Administration Inc. (f/k/a Twin Laboratories Inc.) and TL Administration (UK) Ltd. (f/k/a Twin Laboratories (UK) Ltd.) (collectively, the "Debtors") commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On July 21, 2005, the United States District Court for the Southern District of New York (the "District Court") and the Bankruptcy Court sitting together approved from the bench the confirmation of the Debtors' First Amended Joint Plan of Liquidation (the "Plan of Liquidation"). On July 29, 2005, the District Court entered an order, dated July 26, 2005, confirming the Plan of Liquidation. The Plan of Liquidation became effective on August 15, 2005. Pursuant to the Plan of Liquidation, all issued and outstanding common stock of the Registrant ("Common Stock") have been cancelled and no amounts or other property will be distributed to the holders of such common stock.

           As of August 15, 2005, the Registrant has one holder of record of its Common Stock. Accordingly, the Registrant announced today that it will file a Form 15 today with the Securities and Exchange Commission (the "SEC") to terminate the registration of its Common Stock under the Securities Exchange Act of 1934. As a result of this filing, the Registrant will cease filing periodic reports with the SEC.






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
                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2005              TL ADMINISTRATION CORPORATION
                                      (Registrant)


                                      By:   /s/ Denis O'Connor
                                            ------------------------------------
                                      Name: Denis O'Connor
                                      Its:  Vice President










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